Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0226002005-1
                                                                 Document Number
                                                                   2005014480-57

                                                                     Date Filed:
                                                            4/20/2005 8:27:47 AM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:              WestCoast Golf Experiences, Inc.

2. Resident Agent Name &
   Street Address:                   Resident Agents of Nevada, Inc.
                                     711 S. Carson Street, Suite 4
                                     Carson City, NEVADA 89701

3. Shares:                           Number of Shares with par value: 75,000,000
                                     Par value: .001

4. Name & Address of Board
   Of Directors/Trustees:            Roger Arnet
                                     711 S. Carson Street, Suite 4
                                     Carson City, NV  89701

5. Purpose:                          The purpose of this Corporation shall be:
                                     Any legal purpose

6. Name, Address & Signature
   Of Incorporator:                  Sandra L. Miller      /s/ Sandra L. Miller
                                     711 S. Carson Street, Suite 4
                                     Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                            I hereby accept appointment as Resident
                                     Agent for the above named corporation.

                                     /s/ Sandra L. Miller               4/19/05
                                     Authorized Signature of R.A.        Date